VIKING MUTUAL FUNDS

Viking Tax-Free Fund for Montana
Viking Tax-Free Fund for North Dakota


                Supplement to the Prospectus dated April 30, 2009


I.  Change in Investment Policy

The paragraph with information regarding the average stated maturity and Duration with respect to the Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota on pages 5 and 11 has been changed to eliminate the restriction on duration and is replaced in its entirety with the following:


    Under normal circumstances, the Fund will maintain an average stated Maturity at between eight and twenty-two years.

II. Proposed Acquisition of Certain Fund Assets

On April 2, 2009, the Board of Viking Mutual Funds approved an
Agreement and Plan of Reorganization whereby the Viking Tax-Free Fund for Montana and Viking Tax-Free Fund for North Dakota ("Acquiring Funds") would acquire the stated assets and liabilities of, respectively, the Montana Tax-Free Fund, Inc and the ND Tax-Free Fund, Inc.("Target Funds") in exchange for shares of the Acquiring Funds. This transaction is subject to the approval of the shareholders of the Target Funds and certain other contingencies.

This supplement should be retained with your Prospectus for future reference.

	This supplement is effective as of May 11, 2009.